UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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[ ]	Definitive Information Statement

LandStar, Inc.
(Name of Registrant as Specified in Its Charter)

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LANDSTAR, INC.

101 J Morris Commons Lane, Suite 105

Morrisville, NC 27560

(919) 858-6542

INFORMATION STATEMENT

June 26, 2019

THIS INFORMATION STATEMENT IS BEING PROVIDED TO

YOU BY THE BOARD OF DIRECTORS OF LANDSTAR, INC.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE

REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

IN LIEU OF STOCKHOLDER MEETING

This Information Statement is being furnished to the holders of record of the outstanding shares of (i) common stock, $0.001 par value per share and (ii) Convertible Preferred Series A Stock, $0.001 par value per share (“Series A Preferred Stock”), of LandStar, Inc., a Nevada corporation (the “Company,” “we,” “us,” “our” or similar terminology), as of June 24, 2019 (the “Record Date”). The purpose of this Information Statement is to notify the Company’s stockholders that on June 24, 2019, in accordance with Section 78.320 of the Nevada Revised Statutes (the “NRS”), a stockholder of the Company holding a majority of the voting power of the Company as of the Record Date (the “Consenting Stockholder”) approved the following corporate actions:

(1)	Amendment of our articles of incorporation (“Articles of Incorporation”) to provide for a decrease in the authorized shares of the Company’s common stock, $0.001 par value per share, from 15,000,000,000 shares to 60,000,000 shares (the “Authorized Common Stock Reduction”);

(2)	Amendment of our Articles of Incorporation to provide for a decrease in the authorized shares of the Company’s preferred stock, $0.001 par value per share, from 50,000,000 shares to 337,500 shares (the “Authorized Preferred Stock Reduction”);

(3)	That the Board of Directors of the Company (the “Board of Directors”) be authorized to implement a reverse stock split of the Company’s common stock, $0.001 par value per share, and preferred stock, $0.001 par value per share, each at a ratio of 1:750 (the “Reverse Stock Split”);

(4)	Adoption of the LandStar, Inc. 2019 Omnibus Stock Incentive Plan (the “2019 Plan”); and

(5)	Amendment of our Articles of Incorporation to change our corporate name from “LandStar, Inc.” to “Data443 Risk Mitigation, Inc.” (the “Name Change”).

The consents that we have received approving the Authorized Common Stock Reduction, the Authorized Preferred Stock Reduction, the Reverse Stock Split, the 2019 Plan and the Name Change constitute the only stockholder approval required under the NRS, our Articles of Incorporation, as amended, and our bylaws. Accordingly, the Authorized Common Stock Reduction, the Authorized Preferred Stock Reduction, the Reverse Stock Split, the 2019 Plan and the Name Change will not be submitted to the other stockholders of the Company for a vote.

The accompanying Information Statement, which describes the Authorized Common Stock Reduction, the Authorized Preferred Stock Reduction, the Reverse Stock Split, the 2019 Plan and the Name Change in more detail, is being furnished to all our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record at the close of business on the Record Date are entitled to receive this Information Statement.

Pursuant to Rule 14c-2 of the Exchange Act, the actions described herein will not become effective until at least 20 calendar days following the date on which this Information Statement is first mailed to our stockholders of record. This Information Statement will be mailed on or about June 26, 2019 to our stockholders of record as of the Record Date.

By order of the Board of Directors of LandStar, Inc.

/s/ Jason Remillard
Jason Remillard
Chief Executive Officer and Director
June 26, 2019

LANDSTAR, INC.

101 J Morris Commons Lane, Suite 105

Morrisville, NC 27560

(919) 858-6542

INFORMATION STATEMENT

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

IN LIEU OF STOCKHOLDER MEETING

GENERAL INFORMATION

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR VOTING CAPITAL STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THERE ARE NO APPRAISAL RIGHTS WITH RESPECT TO THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT.

This information statement is being furnished in connection with the action by written consent of stockholders holding a majority of our voting capital stock taken without a meeting of certain actions described in this information statement. We are mailing this information statement to our stockholders of record as of June 26, 2019.

What is the Purpose of the Information Statement?

This Information Statement is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify the Company’s stockholders as of the Record Date of certain corporate actions to be taken pursuant to the consents or authorizations of stockholders representing a majority of the voting rights of the Company’s outstanding capital stock.

What actions were taken by written consent?

Effective as of June 24, 2019, we obtained consent from holders of a majority of the voting capital stock of the Company approving the following corporate actions:

(1)	Amendment of our articles of incorporation (“Articles of Incorporation”) to provide for a decrease in the authorized shares of the Company’s common stock, $0.001 par value per share, from 15,000,000,000 shares to 60,000,000 shares (the “Authorized Common Stock Reduction”);

(2)	Amendment of our Articles of Incorporation to provide for a decrease in the authorized shares of the Company’s preferred stock, $0.001 par value per share, from 50,000,000 shares to 337,500 shares (the “Authorized Preferred Stock Reduction”);

(3)	That the Board of Directors of the Company (the “Board of Directors”) be authorized to implement a reverse stock split of the Company’s common stock, $0.001 par value per share, and preferred stock, $0.001 par value per share, each at a ratio of 1:750 (the “Reverse Stock Split”);

(4)	Adoption of the LandStar, Inc. 2019 Omnibus Stock Incentive Plan (the “2019 Plan”); and

(5)	Amendment of our Articles of Incorporation to change our corporate name from “LandStar, Inc.” to “Data443 Risk Mitigation, Inc.” (the “Name Change”).

How many shares of voting capital stock were outstanding on the date of the consent?

On the date of the written consent, which is the Record Date and the date we received a copy of the consent of the holders of a majority of the voting power of capital stock, there were issued and outstanding 7,282,678,714 shares of common stock and 1,000,000 shares of Series A Preferred Stock (convertible into 1,000,000,000 shares of common stock and which are entitled to vote alongside the common stock with 15,000 votes per share of Series A Preferred Stock), equating to total voting capital stock issued and outstanding of 7,283,678,714 shares with total voting power of 22,282,678,714 votes.

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What vote was obtained to approve the amendment to the Articles of Incorporation described in this Information Statement?

We obtained the written consent in lieu of a meeting of 1,000,000 shares of Series A Preferred Stock, representing approximately 67% of the voting power of our stockholders. Under the NRS, the affirmative vote of the stockholders holding at least a majority of the voting power of the Company entitled to vote constitutes the vote required to amend the Articles of Incorporation.

Who is entitled to notice?

Each holder of an outstanding share of common stock or Series A Preferred Stock, as of the Record Date, will be entitled to notice of each matter voted upon.

Is consent to action in lieu of a meeting authorized under Nevada law?

Section 78.320 of the NRS provides that any action required or permitted to be taken at a meeting of stockholders of a corporation may be taken without a meeting if a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

This Information Statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to the Company’s stockholders as of the Record Date. The corporate actions described herein will be effective approximately 20 days after the mailing of this Information Statement.

Who is bearing the cost of mailing this Information Statement?

The entire cost of furnishing this Information Statement will be borne by the Company.

AMENDMENT TO ARTICLES OF INCORPORATION

TO DECREASE AUTHORIZED CAPITAL STOCK

On June 24, 2019, our Board of Directors and the Consenting Stockholder, believing it to be in the best interests of the Company and its stockholders, approved an amendment to our Amended and Restated Articles of Incorporation to (i) decrease our authorized common stock from Fifteen Billion (15,000,000,000) shares to Sixty Million (60,000,000) shares, par value $0.001 per share, and (ii) decrease our authorized preferred stock from Fifty Million (50,000,000) shares to Three Hundred Thirty-Seven Thousand Five Hundred (337,500) shares, par value $0.001 per share. The amendment will be reflected in a Certificate of Amendment to the Amended and Restated Articles of Incorporation to be filed with the Nevada Secretary of State.

Reason for and Effect of the Amendment

Because of the pending large decrease in our outstanding common stock and preferred stock due to the proposed 1-for-750 reverse stock split, we believe it is more appropriate and attractive for our capital structure to also reflect a large decrease in our authorized common stock and preferred stock. The proposed amended amount of 60,000,000 authorized common shares and 337,500 authorized preferred shares will provide adequate flexibility and available authorized common stock and preferred stock to satisfy our corporate needs for the foreseeable future, without the requirement of further stockholder action.

Our Board of Directors believes it is advisable and in the best interests of the Company to have available authorized but unissued shares of common stock and preferred stock in an amount we deem sufficient to provide for our future needs. The unissued shares will be available from time to time as deemed advisable and required for various purposes, including the issuance of shares in connection with financing or acquisition transactions.

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This decrease in our authorized common shares and preferred shares will have no material effect on the rights of existing stockholders, since it will not change the percentage of ownership of the Company of any stockholder. Moreover, the adoption of this Amendment will not of itself without further action of our Board of Directors cause or result in any changes in our current capital accounts or outstanding common stock.

Taken together, the three corporate actions of a 1-for-750 reverse stock split and setting our authorized common stock at 60,000,000 shares and authorized preferred stock at 337,500 shares, will result in creating a significantly larger percentage of available common shares relative to our outstanding shares than existed before these corporate actions. While only about approximately 51% of our authorized common stock is currently available for issuance, approximately 84% of our authorized common stock will be available for issuance after these corporate actions become effective with the Secretary of State of Nevada.

The following table contains approximate information relating to our common stock and preferred stock, based on share information as of June 24, 2019.

	Authorized Shares	Issued and Outstanding Shares	Unissued Authorized Shares	Percentage of Authorized Shares Available for Issuance
Common Stock
Before Reverse Stock Split and Change in Authorized Shares	15,000,000,000	7,282,678,714	7,717,321,286	51.4%
After Reverse Stock Split and Change in Authorized Shares	60,000,000	9,710,239	50,289,761	83.8%
Preferred Stock
Before Reverse Stock Split and Change in Authorized Shares	50,000,000	1,000,000	49,000,000	98.0%
After Reverse Stock Split and Change in Authorized Shares	337,500	1,334	336,166	99.6%

The issuance by the Company of such available authorized common stock or preferred stock could dilute the equity ownership, voting impact and future earnings per share of our existing stockholders, and depending on the amount of shares issued, such dilution may be substantial.

The large percentage increase in authorized but unissued common shares compared to outstanding common shares due to these corporate actions could have an anti-takeover effect, such as permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose stockholder efforts to amend or repeal the articles of incorporation or bylaws of the Company. Using available authorized shares in this manner could render more difficult or discourage an attempt to acquire control of the Company even if such a transaction would be beneficial to stockholders.

REVERSE STOCK SPLIT

We are seeking stockholder approval to grant the Board of Directors discretionary authority to amend the Company’s Amended and Restated Articles of Incorporation to (i) effect a reverse stock split of the issued and outstanding shares of our common stock, par value $0.001 per share, such split to combine each Seven Hundred Fifty (750) outstanding shares of our common stock into one (1) share of common stock and (ii) effect a reverse stock split of the issued and outstanding shares of our preferred stock, par value $0.001 per share, such split to combine each Seven Hundred Fifty (750) outstanding shares of our preferred stock into one (1) share of preferred stock (the “Reverse Split Proposal”).

The amendments will not change the relative voting power of our stockholders. However, because the number of authorized shares will not be reduced at the same rate, the relative number of authorized but unissued shares of our common stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if effected, would affect all of our holders of common stock uniformly.

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Although the Board of Directors and Consenting Stockholder approved the Reverse Split Proposal on June 24, 2019, we reserve the right not to effect any reverse stock split if the Board of Directors does not deem it to be in the best interests of our stockholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of our stockholders. Therefore, the Board of Directors will have the authority, in its sole discretion, without further action by the stockholders, to effect a reverse stock split.

The decision of the Board of Directors as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.

Following a reverse stock split, the number of our outstanding shares of common stock and preferred stock will be significantly reduced. The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or preferred stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board of Directors or our stockholders.

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with a Reverse Stock Split”). However, our Board of Directors believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the Board of Directors the discretionary authority to effect a reverse stock split.

Reasons for the Reverse Stock Split

The primary purpose for effecting the reverse stock split, should the Board of Directors choose to effect one, would be to increase the per share price of our common stock. The Board of Directors believes that, should the appropriate circumstances arise, effecting the reverse stock split would, among other things, help us to:

●	Meet certain initial listing requirements of the New York Stock Exchange (“NYSE”) and/or Nasdaq;
●	Appeal to a broader range of investors to generate greater investor interest in the Company; and
●	Improve the perception of our common stock as an investment security.

Meet the Nasdaq or NYSE Listing Requirements. Our common stock is currently quoted on the OTC Pink marketplace under the symbol “LDSR.” Both the NYSE and Nasdaq require a minimum trading price per share in order to list on either exchange. The NYSE and Nasdaq Rules and Regulations require, among other things, that in order to list on their exchanges, the average closing price of a company’s common stock must be at least $3.00 or $4.00 per share over a consecutive 30 trading-day period.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company. An increase in our stock price may make our common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board of Directors the ability to effect a reverse stock split, and thereby increase the price of our common stock, would give the Board of Directors the ability to address these issues if it is deemed necessary.

Improve the Perception of Our Common Stock as an Investment Security. Our Board of Directors unanimously approved the discretionary authority to effect a reverse stock split as one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.

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Certain Risks Associated with a Reverse Stock Split

Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our common stock will continue to be based, in part, on our performance and other factors unrelated to the number of shares outstanding.

The reverse stock split and other corporate actions described herein will reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock at the same rate, which will have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders.

The current economic environment, in which we operate, the debt we carry and other risks which affect our ability to operate as a going concern, along with otherwise volatile equity market conditions, could limit our ability to raise new equity capital in the future.

Principal Effects of a Reverse Stock Split

If our stockholders approve this Reverse Split Proposal and the Board of Directors elects to effect a reverse stock split, our issued and outstanding shares of common stock would decrease at a rate of approximately one share of common stock for every Seven Hundred Fifty (750) shares of common stock currently outstanding and one share of preferred stock for every Seven Hundred Fifty (750) shares of preferred stock currently outstanding, with adjustment for any fractional shares. The reverse stock split would be effected simultaneously for all of our common stock and preferred stock, and the exchange ratio would be the same for all shares of common stock and preferred stock. The reverse stock split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company or relative voting or other rights that accompany the shares of our common stock, except to the extent that it results in a stockholder receiving whole shares in lieu of fractional shares. Stockholders holding fractional shares as a result of the reverse stock split will be rounded up to the next whole share. common stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The reverse stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Exchange Act. We have no current plans to take the Company private. Accordingly, a reverse stock split is not related to a strategy to do so.

In addition to the change in the number of shares of common stock and preferred stock outstanding, a reverse stock split would have the following effects:

Increase the Per Share Price of our Common Stock. By effectively condensing a number of pre-split shares into one share of common stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, are uncertain. If appropriate circumstances exist, the Board of Directors may utilize the reverse stock split as part of its plan to obtain listing on the NYSE or Nasdaq to meet their listing standards noted above.

Increase in the Number of Shares of Common Stock Available for Future Issuance. By reducing the number of shares outstanding without reducing the number of shares of available but unissued common stock, a reverse stock split will increase the number of authorized but unissued shares. The Board of Directors believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

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The following table contains approximate information relating to our common stock and preferred stock, based on share information as of June 24, 2019.

	Authorized Shares	Issued and Outstanding Shares	Unissued Authorized Shares	Percentage of Authorized Shares Available for Issuance
Common Stock
Before Reverse Stock Split and Change in Authorized Shares	15,000,000,000	7,282,678,714	7,717,321,286	51.4%
After Reverse Stock Split and Change in Authorized Shares	60,000,000	9,710,239	50,289,761	83.8%
Preferred Stock
Before Reverse Stock Split and Change in Authorized Shares	50,000,000	1,000,000	49,000,000	98.0%
After Reverse Stock Split and Change in Authorized Shares	337,500	1,334	336,166	99.6%

Although a reverse stock split would not have any dilutive effect on our stockholders, a reverse stock split without an equivalent reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving our Board of Directors an effective increase in the authorized shares available for issuance, in its discretion. Our Board of Directors from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock or preferred stock. If our Board of Directors authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board of Directors generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time.

In addition, a reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Authorized Shares of Common Stock and Preferred Stock

The Reverse Split Proposal will not change the number of authorized shares of common stock but will increase the number of authorized shares available for future issuance for corporate needs such as equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board of Directors to be in the best interests of the Company and its stockholders. The Board of Directors believes the increase in available shares for future issuance is appropriate to fund the future operations of the Company. It will also provide the Company with greater flexibility to respond quickly to advantageous business opportunities. However, we may from time to time explore opportunities to make acquisitions through the use of stock. As a result, the Company’s current number of authorized shares of common stock may enable the Company to better meet its future business needs.

We believe that the decrease in the amount of authorized common stock from 15,000,000,000 to 60,000,000 shares and the decrease in the amount of authorized preferred stock from 50,000,000 to 337,500 shares that will be effected as a result of other corporation actions described in this Information Statement will leave a sufficient number of shares available, should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Board of Directors will retain the ability to issue additional shares of stock without further vote of the stockholders of the Company, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

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Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Reverse Split Proposal is approved by our stockholders, our Board of Directors, in its sole discretion, will determine whether such an action is in the best interests of the Company and our stockholders, taking into consideration the factors discussed above. If our Board of Directors believes that a reverse stock split is in our best interests and the best interest of our stockholders, our Board of Directors will then implement the reverse stock split.

We would then file a certificate of amendment to our Articles of Incorporation with the Secretary of the State of Nevada at such time as our Board of Directors had determined as the appropriate effective time for the reverse stock split to effect the reverse split. The certificate of amendment would add a new provision providing that holders of our common stock or preferred stock immediately prior to the filing of the amendment will receive one share of common stock or preferred stock, as applicable, for each 750 shares held. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our stockholders, the issued shares of common stock and preferred stock held by stockholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of common stock or preferred stock calculated in accordance with the reverse stock split ratio of one-for-seven hundred fifty (1:750), as set forth in the certificate of amendment.

For example, if a stockholder presently holds 15,000 shares of our common stock, he or she would hold 20 shares of common stock following a one-for-seven hundred fifty reverse stock split, with an adjustment for any fractional shares. Beginning on the effective date of the split, each certificate representing pre-split shares would be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the reverse stock split, stockholders would be notified that the reverse stock split had been effected.

In addition, prior to filing the amendment to the amended and restated articles of incorporation reflecting the reverse stock split, we must notify FINRA by filing an Issuer Company Related Action Notification Form. This form is required to be filed with FINRA no later than ten (10) days prior to the anticipated filing date. Our failure to timely make such filing may constitute fraud under Section 10 of the Exchange Act.

Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)

Upon the reverse stock split, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders (i.e., Stockholders that are Registered on the Transfer Agent’s Books and Records but do not Hold Certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Madison Stock Transfer Inc. These stockholders do not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will be available to be sent to the stockholder’s address of record indicating the number of shares (adjusted for any fractional shares) of common stock held following the reverse stock split, if required by the stockholder.

Effect on Certificated Shares

Upon the reverse stock split our transfer agent will act as our exchange agent and assist holders of common stock in implementing the exchange of their certificates.

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Commencing on the effective date of a reverse stock split, stockholders holding shares in certificated form will be sent a transmittal letter by our transfer agent. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificates representing common stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole post-reverse stock split common stock, as applicable (“New Certificates”). No New Certificates will be issued to a stockholder until that stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. The letter of transmittal will also contain instructions on how you may obtain New Certificates if your Old Certificates have been lost. If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, we will deem outstanding Old Certificates held by stockholders to be canceled and only to represent the number of whole shares to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Certificates.

Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent. Shortly after the reverse stock split the transfer agent will provide registered stockholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates. Stockholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the reverse stock split) in order to avoid having shares become subject to escheat laws.

Fractional Shares

The effect of the reverse stock split upon existing stockholders will be that the total number of shares of the Company’s stock held by each stockholder will automatically convert into the number of whole shares of stock equal to the number of shares of stock owned immediately prior to the reverse stock split divided by the reverse stock split ratio, with an adjustment for any fractional shares. Fractional shares will be rounded up to the next whole share.

Upon effectuation of the reverse stock split, each stockholder’s percentage ownership interest in the Company will remain virtually unchanged, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of common stock and preferred stock of the Company will be substantially unaffected by the reverse stock split. All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the reverse stock split automatically on the effective date of the reverse stock split. Stockholders holding a fractional share as a result of the reverse stock split will be rounded up to the next whole share.

No Appraisal Rights

Our stockholders are not entitled to appraisal rights with respect to a reverse stock split, and we will not independently provide stockholders with any such right.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Reverse Split Proposal except to the extent of their ownership of shares of our common stock and/or preferred stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Nevada of the certificate of amendment to our Articles of Incorporation, even though the authority to effect a reverse stock split has been approved by our stockholders. The Board of Directors is also expressly authorized to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

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SUMMARY OF THE LANDSTAR, INC. 2019 OMNIBUS STOCK INCENTIVE PLAN

On May 16, 2019, the Board of Directors approved the 2019 Plan, and on June 24, 2019, a majority of our voting securities approved the 2019 Plan. We believe that the 2019 Plan will help us attract and retain the best available personnel for our Company and is critical to our ongoing effort to build stockholder value and align the interests of employees and directors with those of our stockholders. As of the date of this Information Statement, we do not have any other equity incentive plans in place.

Following is a summary of the principal features of the 2019 Plan. The summary is qualified by the full text of the 2019 Plan, attached to this Information Statement as Appendix A.

Key Provisions

Following are the key provisions of the 2019 Plan:

Provision of Plan	Description
Eligible Participants:	Employees, directors and consultants of the Company, any related entity, and any successor entity that adopts the 2019 Plan. Approximately 15 employees, directors or consultants of the Company are eligible to participate in the 2019 Plan as of the Record Date.

Share Reserve:	●	Total of 1,333,334 shares (after giving effect to the Reverse Stock Split) of the Company’s common stock.

	●	The reserved shares will be reduced (i) by one share for each share granted pursuant to stock options, stock appreciation rights, or other awards awarded under the 2019 Plan, and (ii) to the extent cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, the Company will be deemed to have issued the greater of the number of shares of common stock which it was entitled to issue upon such exercise or on the exercise of any related stock option.

Award Types:	●	Incentive stock options
	●	Nonstatutory stock options
	●	Stock appreciation rights
	●	Restricted stock awards
	●	Restricted stock unit awards
	●	Dividend equivalent rights

Vesting:	Determined by the Board of Directors.

Award Limits:	No more than 133,333 shares (after giving effect to the Reverse Stock Split) may be issued to a single participant pursuant to stock options and stock appreciation rights in a calendar year.

Repricings:	Repricing of outstanding stock awards is not permitted without the approval of the Company’s stockholders, except for certain ratable capitalization adjustments as set forth in the 2019 Plan.

Plan Termination Date:	May 16, 2029.

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Administration

The 2019 Plan is administered by the Board of Directors or a committee designated by the Board of Directors. With respect to grants of awards to the Company’s officers or directors, the 2019 Plan is administered by the Board of Directors or a designated committee in a manner that permits such grants to be exempt from Section 16(b) of the Exchange Act. The plan administrator has the full authority to select recipients of the grants, determine the extent of the grants, establish additional terms, conditions, rules or procedures to accommodate rules or laws of applicable non-U.S. jurisdictions, adjust awards and to take any other action deemed appropriate; however, no action may be taken that is inconsistent with the terms of the 2019 Plan.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 1,333,334 shares (after giving effect to the Reverse Stock Split) of the Company’s common stock may be issued under the 2019 Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant in the 2019 Plan may not receive options or stock appreciation rights with respect to more than 133,333 shares (after giving effect to the Reverse Stock Split) of common stock in any year or an award of restricted stock, restricted stock units, dividend equivalent rights or other awards that are valued with reference to shares covering more than 133,333 shares (after giving effect to the Reverse Stock Split) of common stock in any year. Any shares covered by an award which is forfeited, canceled, or expires shall be deemed to have not been issued for purposes of determining the maximum aggregate number of shares which may be issued under the 2019 Plan. Shares that actually have been issued under the 2019 Plan pursuant to an award shall not be returned to the 2019 Plan and shall not become available for future issuance under the 2019 Plan other than unvested shares that are forfeited or repurchased by the Company. To the extent that cash is delivered in lieu of shares of common stock upon the exercise of a stock appreciation right, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of common stock which it was entitled to issue upon such exercise or on the exercise of any related option. Shares of common stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options shall not be available for awards under the 2019 Plan.

Eligibility and Types of Awards

The 2019 Plan permits the Company to grant stock awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalent rights to its employees, directors, and consultants.

Stock Options

A stock option may be an incentive stock option, within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or a nonstatutory stock option. However, only employees may be granted incentive stock options. Incentive and nonstatutory stock options are granted pursuant to option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2019 Plan, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of the Company’s common stock on the date of grant. Options granted under the 2019 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of the stock options granted under the 2019 Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s relationship with the Company, or any of its affiliates, ceases for any reason other than disability or death, the optionholder may exercise any options vested as of the date of termination, but only during the post-termination exercise period designated in the optionholder’s stock option agreement. The plan administrator may determine such other portion of the optionholder’s unvested award that may be exercised during the post-termination exercise period. The optionholder’s stock option agreement may provide that upon the termination of the optionholder’s relationship with the Company, for cause, the optionholder’s right to exercise its options shall terminate concurrently with the termination of the relationship. If an optionholder’s service relationship with the Company, or any of its affiliates, ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or beneficiary may exercise any vested options for a period of 12 months. The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws or such longer period as specified in the stock option agreement but in no event beyond the expiration of its term.

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Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash or check, (b) surrender of a promissory note acceptable to the plan administrator (subject to minimum interest provisions set forth in the 2019 Plan), (c) a broker-assisted cashless exercise, (d) the tender of common stock previously owned by the optionholder, (e) a net exercise of the option, (f) past or future services rendered, (g) any combination of the foregoing methods of payment, and (h) any other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, awards generally are not transferable except by will or the laws of descent and distribution. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.

Incentive stock options may be granted only to the Company’s employees. The aggregate fair market value, determined at the time of grant, of shares of the Company’s common stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year under the 2019 Plan may not exceed $100,000. No incentive stock option may be granted to any employee who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the voting power of all classes of stock of the Company or any of the Company’s affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2019 Plan either concurrently with the grant of an option or alone, without reference to any related stock option. The plan administrator determines both the number of shares of common stock related to each stock appreciation right and the exercise price for a stock appreciation right, within the terms and conditions of the 2019 Plan, provided that the exercise price of a stock appreciation right cannot be less than 100% of the fair market value of the common stock subject thereto on the date of grant. In the case of a stock appreciation right granted concurrently with a stock option, the number of shares of common stock to which the stock appreciation right relates will be reduced in the same proportion that the holder of the related stock option exercises the option.

The plan administrator determines whether to deliver cash in lieu of shares of common stock upon the exercise of a stock appreciation right. If common stock is issued, the number of shares of common stock that will be issued upon the exercise of a stock appreciation right is determined by dividing (i) the number of shares of common stock as to which the stock appreciation right is exercised multiplied by the amount of the appreciation in such shares, by (ii) the fair market value of a share of common stock on the exercise date.

If the plan administrator elects to pay the holder of the stock appreciation right cash in lieu of shares of common stock, the holder of the stock appreciation right will receive cash equal to the fair market value on the exercise date of any or all of the shares which would otherwise be issuable.

The exercise of a stock appreciation right related to a stock option is permissible only to the extent that the stock option is exercisable under the terms of the 2019 Plan on the date of surrender. Any incentive stock option surrendered will be deemed to have been converted into a non-qualified stock option immediately prior to such surrender.

Restricted Stock

Restricted stock awards are awards of shares of the Company’s common stock that vest in accordance with established terms and conditions. The Board of Directors or committee thereof sets the terms of the restricted stock awards, including the size of the restricted stock award, the price (if any) to be paid by the recipient and the vesting schedule and criteria. The restricted stock award may vest based on continued employment and/or the achievement of performance goals. If a participant’s service terminates before the restricted stock is fully vested, all of the unvested shares may be forfeited to, or repurchased by, the Company.

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Restricted Stock Units

A restricted stock unit is a right to receive stock or cash equal to the value of a share of stock at the end of a set period. No stock is issued at the time of grant. The Board of Directors or committee thereof sets the terms of the restricted stock unit award, including the size of the restricted stock unit award, the consideration (if any) to be paid by the recipient, the vesting schedule and criteria and the form (stock or cash) in which the award will be settled. If a participant’s service terminates before the restricted stock is fully vested, the unvested portion of the restricted stock unit award generally will be forfeited.

Dividend Equivalent Rights

Dividend equivalent rights entitle the participants to compensation measured by dividends paid with respect to common stock.

Performance-Based Compensation

The 2019 Plan establishes procedures for our Company to grant to certain employees performance-based compensation. Performance-based awards will be structured so that they will vest only upon attainment of performance goals established by the plan administrator for a specified performance period. The plan administrator will establish the performance goals within 90 days of the beginning of the first fiscal year of our Company included in the performance period. The performance goals will be based upon one or more objectively determinable business measures, which may be applied with respect to our Company, any business unit, or, if applicable, any employee, and may be measured on absolute terms or relative to a peer-group or other market measure basis.

The business measures that may be used to establish the performance goals are limited to one or more of the following:

A.	Net earnings or net income (before or after taxes);

B.	Earnings per share;

C.	Net sales growth;

D.	Net operating profit;

E.	Return measures (including, but not limited to, return on assets, capital, equity, or sales);

F.	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

G.	Cash flow per share;

H.	Earnings before or after taxes, interest, depreciation, and/or amortization;

I.	Gross or operating margins;

J.	Productivity ratios;

K.	Share price (including, but not limited to, growth measures and total stockholder return);

L.	Expense targets or ratios;

M.	Charge-off levels;

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N.	Improvement in or attainment of revenue levels;

O.	Deposit growth;

P.	Margins;

Q.	Operating efficiency;

R.	Operating expenses;

S.	Economic value added;

T.	Improvement in or attainment of expense levels;

U.	Improvement in or attainment of working capital levels;

V.	Debt reduction;

W.	Capital targets; and

X.	Consummation of acquisitions, dispositions, projects or other specific events or transactions.

Corporate Transactions

Effective upon the consummation of a corporate transaction, all outstanding awards under the 2019 Plan shall terminate unless they are assumed in connection with the corporate transaction.

The plan administrator shall have the authority, exercisable either in advance of any actual or anticipated corporate transaction or at the time of an actual corporate transaction and exercisable at the time of the grant of an award under the 2019 Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the 2019 Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a corporate transaction, on such terms and conditions as the plan administrator may specify. The plan administrator may also condition any such award’s vesting and exercisability or release from such limitations upon the subsequent termination of the continuous service of the holder of the award within a specified period following the effective date of the corporate transaction. The plan administrator may provide that any awards so vested or released from such limitations in connection with a corporate transaction, shall remain fully exercisable until the expiration or sooner termination of the award.

Amendment and Termination

The Board of Directors may amend, suspend, or terminate the 2019 Plan, except that it may not amend the 2019 Plan in any way that would adversely affect a participant with respect to an award previously granted. In addition, the Board of Directors may not amend the 2019 Plan without stockholder approval if such approval is then required pursuant to Section 422 of the Code, the regulations promulgated thereunder, or the rules of any stock exchange or similar regulatory body.

Tax Withholding

The Board of Directors may require a participant to satisfy any federal, state, local, or foreign tax withholding obligation relating to a stock award by (a) causing the participant to tender a cash payment, (b) withholding shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (c) delivering to the Company already owned shares of common stock, (d) selling shares of common stock from the shares of common stock issued or otherwise issuable to the participant in connection with the award, (e) withholding cash from an award settled in cash or other amounts payable to the participant, and/or (f) any other method set forth in the award agreement.

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Summary of Federal Income Tax Consequences of the 2019 Plan

The following summary is intended only as a general guide to certain U.S. federal income tax consequences under current law of participation in the 2019 Plan and does not attempt to describe all possible federal, state or local, foreign, or other tax consequences of such participation or tax consequences based on particular circumstances. Furthermore, the tax consequences are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable. Recipients of awards under the 2019 Plan should consult their own tax advisors to determine the tax consequences to them as a result of their particular circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code.

If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option was granted and more than one year after the date the option was exercised for those shares, any gain or loss on a disposition of those shares (a “qualifying disposition”) will be a long-term capital gain or loss. Upon such a qualifying disposition, the Company will not be entitled to any income tax deduction.

If a participant disposes of shares within two years after the date of grant of the option or within one year after the date of exercise of the option (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed to the participant as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, generally the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation) to a corresponding income tax deduction in the tax year in which the disqualifying disposition occurs.

The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to the alternative minimum tax, which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to (i) certain subsequent sales of the shares in a disqualifying disposition, (ii) certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and (iii) certain tax credits that may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income as the result of the grant of such an option so long as the exercise price is no less than the fair market value of the stock on the date of grant and the option (and not the underlying stock) does not have a readily ascertainable fair market value at such time. Upon exercise of a nonstatutory stock option, the participant normally recognizes ordinary income in the amount of the difference between the option exercise price and the then-fair market value of the shares purchased, and withholding of income and employment taxes will apply if the participant is or was an employee. Generally, the Company will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation) to an income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon the disposition of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss.

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Stock Appreciation Rights

A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the difference between the fair market value of the shares on the “determination date” (as defined below) and their purchase price, if any. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The “determination date” is the date on which the participant acquires the shares unless they are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable, or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date will be after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service, or IRS, no later than 30 days after the date the shares are acquired. Upon the taxable disposition of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will generally be taxed as capital gain or loss; however, for any shares returned to the Company pursuant to a forfeiture provision, a participant’s loss may be computed based only on the purchase price (if any) of the shares and may not take into account any income recognized by reason of a Section 83(b) election. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to a corresponding income tax deduction in the year in which such ordinary income is recognized by the participant.

Restricted Stock Units

No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the units vest and are settled in an amount equal to any cash received and the fair market value of any nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Company generally will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant. In general, the deduction will be allowed for the taxable year in which such ordinary income is recognized by the participant.

Dividend Equivalent Rights

A recipient of dividend equivalent rights generally will recognize ordinary income at the time the dividend equivalent right is paid. If required, income tax must be withheld on the income recognized by the participant. The Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation) to an income tax deduction equal to the amount of ordinary income recognized by the participant.

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Other Awards

The Company generally will be entitled to a tax deduction in connection with an award under the 2019 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax-reporting obligation). Participants typically are subject to income tax and recognize such tax at the time that an award is granted, exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Potential Limitation on Deductions

Compensation of persons who are “covered employees” of the Company is subject to the $1 million tax deduction limits of Section 162(m) of the Code.

Section 409A

Section 409A of the Code (“Section 409A”) imposes certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For specified officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the 2019 Plan may be designed to be subject to the requirements of Section 409A in form and in operation. For example, restricted stock units that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2019 Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal penalty tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the U.S. federal income tax consequences to the participant and the Company with respect to the grant and exercise of options and other awards under the 2019 Plan. The summary does not purport to be complete, and it does not address the tax consequences of the participant’s death, any tax laws of any municipality, state or foreign country in which a participant might reside, or any other laws other than U.S. federal income tax laws.

INTEREST OF CERTAIN PERSONS IN THE ACTIONS TAKEN

Our employees, directors, and consultants are eligible to receive awards under our 2019 Plan and consequently our officers and directors may be deemed to have an interest in the approval of the 2019 Plan.

AMENDMENT TO ARTICLES OF INCORPORATION

TO CHANGE CORPORATE NAME

Corporate Name Change

The Consenting Stockholder approved an action to amend and restate Article II of the Company’s Amended and Restated Articles of Incorporation to change the Company’s name from “LandStar, Inc.” to “Data443 Risk Mitigation, Inc.” The Consenting Stockholder believes the name “Data443 Risk Mitigation, Inc.” is more closely related to the business conducted by the Company. The Board of Directors agrees with this assessment. The text of the amended and restated Article II of the Articles of Incorporation with respect to the corporate name is set forth in Appendix B.

Changing the name of the Company will not have any effect on the rights of existing stockholders. The proposed name change will not affect the validity or transferability of currently outstanding stock certificates, and stockholders will not be requested to surrender for exchange any stock certificates they hold.

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DESCRIPTION OF CAPITAL STOCK

As of June 24, 2019, we are authorized to issue 15,000,000,000 shares of common stock, par value $0.001 per share, of which 7,282,678,714 shares of common stock were issued and outstanding, and 50,000,000 shares of preferred stock, par value $0.001 per share, of which 10,000,000 shares are designated Series A Preferred Stock, of which 1,000,000 shares of Series A Preferred Stock were issued and outstanding.

Common Stock

The holders of our common stock have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by our Board of Directors. Holders of common stock are also entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of the affairs.

The holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and in such event, the holders of the remaining shares will not be able to elect any of our directors. The holders of 50% percent of the outstanding common stock constitute a quorum at any meeting of stockholders, and the vote by the holders of a majority of the outstanding shares or a majority of the stockholders at a meeting at which quorum exists are required to effect certain fundamental corporate changes, such as liquidation, merger or amendment of our articles of incorporation.

The authorized but unissued shares of our common stock are available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including future offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of common stock may enable our Board of Directors to issue shares of stock to persons friendly to existing management, which may deter or frustrate a takeover of the Company.

Series A Preferred Stock

The terms of the Series A Preferred Stock are set forth below.

All issued and outstanding shares of Series A Preferred Stock are held by Jason Remillard, Chief Executive Officer and sole director of the Company.

Seniority. The shares of Series A Preferred Stock rank senior to the common stock.

Dividends. The shares of Series A Preferred Stock are not entitled to receive any dividends in any amount.

Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Preferred Stock are entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Company to the holders of common stock, an amount equal to $0.125 per share (the “Liquidation Preference”). If upon such liquidation, dissolution or winding up of the Company, the assets of the Company available for distribution to the holders of the Series A Preferred Stock are insufficient to permit payment in full of the Liquidation Preference, then all such assets of the Company shall be distributed ratably among the holders of the Series A Preferred Stock. Neither the consolidation or merger of the Company nor the sale, lease or transfer by the Company of all or a part of its assets shall be deemed a liquidation, dissolution or winding up of the Company for these purposes.

Voting. Except as required by law, each holder of outstanding shares of Series A Preferred Stock shall be entitled to vote on any and all matters considered and voted upon by the holders of common stock. The holders of Series A Preferred Stock are entitled to fifteen thousand (15,000) votes per share of Series A Preferred Stock.

Optional Conversion. Each share of Series A Preferred Stock is convertible, at the option of the holder thereof, at any time, into one thousand (1,000) shares of common stock, subject to customary adjustments in the event of reclassifications, consolidations and mergers.

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Convertible Notes

Outstanding notes convertible into shares of our common stock are as follows:

1)	Convertible note held by Auctus Fund, LLC for a total principal amount of $600,000 as of April 15, 2019. The note (i) accrues interest at the rate of 12% per annum; (ii) can be converted into shares of our common stock at the lesser of $0.0015, or a 50% discount to the lowest trading price during the twenty-five consecutive trading days immediately preceding the date of conversion, (iii) is convertible in whole or in part at any time after the four (4) month anniversary of the issuance of the Note, and (iv) has an original issue discount of $54,000.

2)	Convertible note held by Blue Citi LLC (“Blue Citi”) for a total principal amount of $1,083,500 as of June 19, 2019. The note (i) accrues interest at the rate of 12% per annum; (ii) can be converted upon maturity or an event of default into shares of our common stock at a 15% discount to the lowest trading price the twenty consecutive trading days immediately preceding (i) June 19, 2019 and (ii) the date of conversion, and (iii) is due and payable March 31, 2020.

3)	Convertible note held by SMEA2Z, LLC for a total principal amount of $242,000 as of June 19, 2019. The note (i) accrues interest at the rate of 12% per annum; (ii) can be converted upon maturity or an event of default into shares of our common stock at a 35% discount to the lesser of the lowest trading price during the twenty consecutive trading days immediately preceding (i) June 19, 2019 and (ii) the date of conversion, (iii) is due and payable April 15, 2020, and (iv) has an original issue discount of $20,000.

4)	Convertible note held by AFT Funding Group, LLC for a total principal amount of $121,000 as of June 19, 2019. The note (i) accrues interest at the rate of 12% per annum; (ii) can be converted upon maturity or an event of default into shares of our common stock at a 35% discount to the lowest trading price during the twenty consecutive trading days immediately preceding (i) June 19, 2019 and (ii) the date of conversion, (iii) is due and payable April 15, 2020, and (iv) has an original issue discount of $10,000.

Combinations with Interested Stockholders Provisions of the Nevada Revised Statutes

Pursuant to provisions in our articles of incorporation, we have elected not to be governed by certain Nevada statutes that may have the effect of discouraging corporate takeovers.

Nevada’s “combinations with interested stockholders” statutes (NRS 78.411 through 78.444, inclusive) prohibit specified types of business “combinations” between certain Nevada corporations and any person deemed to be an “interested stockholder” for two years after such person first becomes an “interested stockholder” unless the corporation’s board of directors approves the combination (or the transaction by which such person becomes an “interested stockholder”) in advance, or unless the combination is approved by the board of directors and sixty percent of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates. Furthermore, in the absence of prior approval certain restrictions may apply even after such two-year period. For purposes of these statutes, an “interested stockholder” is any person who is (1) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (2) an affiliate or associate of the corporation and at any time within the two previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then-outstanding shares of the corporation. The definition of the term “combination” is sufficiently broad to cover most significant transactions between a corporation and an “interested stockholder.” The Company’s articles of incorporation opt out of these provisions, as provided for in the NRS, and accordingly, the combinations with interested stockholders statutes are not applicable to us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 24, 2019, certain information concerning the beneficial ownership of our common stock and Series A Preferred Stock by (i) each stockholder known by us to own beneficially five percent or more of any of our outstanding common stock or our Series A Preferred Stock; (ii) each director; (iii) each named executive officer, as defined in Item 402 of Regulation S-K; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power. As of June 24, 2019, there were 7,282,678,714 shares of common stock issued and outstanding and 1,000,000 shares of Series A Preferred Stock issued and outstanding (that are super-voting and convertible into 1,000,000,000 shares of common stock), for an aggregate of 7,282,678,714 shares of voting capital stock issued and outstanding with total voting power of 22,282,678,714 votes.

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Unless otherwise stated, beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the number of shares beneficially owned by such person is deemed to include the number of shares beneficially owned by such person by reason of such acquisition rights, and the total number of shares outstanding is also deemed to include such shares (but not shares subject to similar acquisition rights held by any other person, except with respect to the percentage ownership of directors and officers as a group) for purposes of that calculation. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual ownership or voting power at any particular date. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares of Beneficially Owned	Percentage Beneficially Owned
5% Beneficial Stockholders
Jason Remillard(1)(2)	2,340,424,832	24.3%
Auctus Fund, LLC(3)	857,142,857	10.5%
Blue Citi LLC(4)	668,638,915	8.5%
Officers and Directors(2)
Jason Remillard(1)	2,340,424,832	24.3%
Steven Dawson(5)	61,457,954	0.8%
Officers and Directors as a Group (2 persons)	2,364,109,043	24.5%

(1)	Includes (i) 1,000,000,000 shares which would be issued to Mr. Remillard upon conversion of his Series A Preferred Stock; (ii) 1,200,000,000 shares to be issued to Mr. Remillard in connection with the acquisition of substantially all of the assets of Myriad Software Productions, LLC; (iii) 100,000,000 shares to be issued to Mr. Remillard in connection with the acquisition of Data443 Risk Mitigation, Inc., a North Carolina corporation and wholly-owned subsidiary of the Company; and (iv) 40,424,832 restricted award shares.

(2)	The mailing address for each officer and director is c/o LandStar, Inc., 101 J Morris Commons Lane, Suite 105, Morrisville, North Carolina 27560.

(3)	Includes shares issuable upon conversion of convertible notes based on estimated conversion rights as of March 31, 2019. Alfred Sollami and Louis Posner have shared voting and dispositive control over securities held by Auctus Fund, LLC. The address of Auctus Fund, LLC is 545 Boylston Street, 2nd Floor, Boston, Massachusetts 02116.

(4)	Includes shares issuable upon conversion of convertible notes based on estimated conversion rights as of March 31, 2019. Robert Malin and Linda Malin have shared voting and dispositive control over securities held by Blue Citi LLC. The address of Blue Citi LLC is 440 East 79th Street, Suite 4M, New York, New York 10075.

(5)	Includes (i) 37,773,743 shares and (ii) 23,684,211 restricted award shares.

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EXECUTIVE COMPENSATION

The following table sets forth certain information about compensation paid, earned or accrued for services of each of our named executive officers for the past two fiscal years.

Summary Compensation Table

Name and Principal Position	Year	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Total
William Alessi
CEO, CFO, Sole Director	2017	—	—	—	—

Jason Remillard	2018	$180,000	$132,692	$78,500	$391,192
CEO, CFO, Sole Director	2017	—	—	—	—

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2017, there were no outstanding equity awards. As of December 31, 2018, the Company recorded approximately $585,886 in nonemployee share-based compensation expense, summarized as follows:

Stock Options

During 2018, the Company granted options to purchase common stock to certain consultants and advisors as consideration for services rendered. The terms of the stock option grants are determined by the Board of Directors. The Company’s stock options generally vest upon the one-year anniversary date of the grant and have a maximum term of ten years.

The following summarizes the stock option activity for the twelve-month period ended December 31, 2018:

			Weighted-
			Average
	Available for	Options	Exercise
	Grant	Outstanding	Price
Balance as of January 1, 2018	-	-	$-
Authorization of awards	225,658,413	-	-
Grants of stock options	(225,658,413)	225,658,413	0.0046
Cancelled stock options	-	(90,338,859)	0.0043
Balance as of December 31, 2018	-	135,319,554	$0.0046

The following summarizes certain information about stock options vested and expected to vest as of December 31, 2018:

Weighted-
Average
		Remaining	Weighted-
		Contractual	Average
	Number of	Life	Exercise
	Options	(In Years)	Price
Outstanding	135,319,554	9.74	$0.0048

Exercisable	-	-	-

Expected to vest	135,319,554	9.74	$0.0048

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As of December 31, 2018, there was approximately $413,000 of total unrecognized compensation cost related to non-vested share-based compensation arrangements which was expected to be recognized within the next year.

Restricted Stock Awards

During 2018, the Company issued restricted stock awards for shares of common stock which have been reserved for the holders of the awards. Restricted stock awards were issued to certain consultants and advisors as consideration for services rendered. The terms of the restricted stock units are determined by the Board of Directors. The Company’s restricted stock shares generally vest over a period of one year and have a maximum term of ten years.

The following summarizes the non-vested restricted stock activity for the year ended December 31, 2018:

		Weighted- Average
	Shares	Fair Value
Non-vested as of January 1, 2018	-	-
Shares of restricted stock reserved	99,876,158	0.0051
Non-vested as of December 31, 2018	99,876,158	0.0051

Share-based compensation expense for restricted stock grants during the year ended December 31, 2018 was approximately $351,000.

As of December 31, 2018, there was approximately $291,000 of total unrecognized compensation cost related to non-vested share-based compensation, which is expected to be recognized over the next year.

Employment Agreements and Change-in-Control Agreements

As of December 31, 2018, we did not have an employment or consulting agreement with any officers or directors and there were no annuity, pension or retirement benefits proposed to be paid to officers, directors or employees in the event of retirement at normal retirement date pursuant to any presently existing plan provided or contributed to by the Company or any of its subsidiaries, if any.

Director Compensation

Our Board of Directors does not currently receive any consideration for their services as members of the Board of Directors. The Board of Directors reserves the right in the future to award the members of the Board of Directors cash or stock-based consideration for their services to the Company, which awards, if granted shall be in the sole determination of the Board of Directors.

Executive Compensation Philosophy

Our Board of Directors determines the compensation given to our executive officers in their sole determination. Our Board of Directors reserves the right to pay our executive or any future executives a salary, and/or issue them shares of common stock in consideration for services rendered and/or to award incentive bonuses which are linked to our performance, as well as to the individual executive officer’s performance. This package may also include long-term stock-based compensation to certain executives, which is intended to align the performance of our executives with our long-term business strategies. Additionally, while our Board of Directors has not granted any performance base stock options to date, the Board of Directors reserves the right to grant such options in the future, if the Board of Directors in its sole determination believes such grants would be in the best interests of the Company.

Incentive Bonus

The Board of Directors may grant incentive bonuses to our executive officer and/or future executive officers in its sole discretion, if the Board of Directors believes such bonuses are in the Company’s best interest, after analyzing our current business objectives and growth, if any, and the amount of revenue we are able to generate each month, which revenue is a direct result of the actions and ability of such executives.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecasted in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

At some point in the near future we intend to make our reports, amendments thereto, and other information available, free of charge, on a website for the Company. At this time, the Company does not provide a link on its website to such filings, and there is no estimate for when such a link on the Company’s website will be available. Our corporate offices are located at 101 J Morris Commons Lane, Suite 105, Morrisville, North Carolina 27560. Our telephone number is 919-858-6542. The SEC maintains a website that contains reports, proxy and information statements and other information that we file with the SEC at www.sec.gov.

By order of the Board of Directors of LandStar, Inc.

/s/ Jason Remillard
Jason Remillard
Chief Executive Officer and Director
June 26, 2019

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Appendix A

LANDSTAR, INC.

2019 omnibus STOCK INCENTIVE PLAN

Approved by the Board: May 16, 2019

Approved by the Stockholders: June 24, 2019

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Subsidiary of the Company; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Plan Administrator as described in Section 4.

(b) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Nevada, and, to the extent other than Nevada, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f) “Board” means the Board of Directors of the Company.

(g) “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i) that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or

(ii) in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days.

(h) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j) “Common Stock” means the Company’s voting common stock, par value $0.001 per share.

(k) “Company” means LandStar, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

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(m) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six (6) months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option beginning on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(n) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(o) “Data” has the meaning set forth in Section 22 of this Plan.

(p) “Director” means a member of the Board or the board of directors of any Related Entity.

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(q) “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(r) “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(s) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(t) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(v) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

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(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A of the Code, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(w) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(x) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(z) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(aa) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(bb) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc) “Performance-Based Compensation” means any Award that the Administrator grants pursuant to Section 6(d) of the Plan.

(dd) “Performance Period” means the time period during which specified performance criteria and/or continued status as an Employee must be met as determined by the Administrator.

(ee) “Plan” means this LandStar, Inc. 2019 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(ff) “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(gg) “Related Entity” means any Parent or Subsidiary of the Company.

(hh) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

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(ii) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(jj) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(kk) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(ll) “Share” means a share of the Common Stock.

(mm) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(nn) “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3. Stock Subject to the Plan.

(a) Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is one billion (1,000,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(m), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of Shares which it was entitled to issue upon such exercise or on the exercise of any related Option. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.

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4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(b) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the type, terms and conditions of any Award granted hereunder;

(vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

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(vii) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(viii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix) to institute an option exchange program;

(x) to make other determinations as provided in this Plan; and

(xi) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company and any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

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6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Qualified Stock Option.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d) Performance-Based Awards. The Administrator may grant Performance-Based Compensation subject to the following provisions:

(i) The Awards will be subject to the achievement of certain performance criteria as the Administrator may determine. The performance criteria established by the Administrator may be based on any one of, or combination of, the following criteria:

(A)	Net earnings or net income (before or after taxes);

(B)	Earnings per share;

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(C)	Net sales growth;

(D)	Net operating profit;

(E)	Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)	Cash flow per share;

(H)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)	Gross or operating margins;

(J)	Productivity ratios;

(K)	Share price (including, but not limited to, growth measures and total stockholder return);

(L)	Expense targets or ratios;

(M)	Charge-off levels;

(N)	Improvement in or attainment of revenue levels;

(O)	Deposit growth;

(P)	Margins;

(Q)	Operating efficiency;

(R)	Operating expenses;

(S)	Economic value added;

(T)	Improvement in or attainment of expense levels;

(U)	Improvement in or attainment of working capital levels;

(V)	Debt reduction;

(W)	Capital targets; and

(X)	Consummation of acquisitions, dispositions, projects or other specific events or transactions.

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The Administrator may provide in any grant of an Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items for the applicable Performance Period, (f) mergers, acquisitions or divestitures, and (g) foreign exchange gains and losses. For this purpose “Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under United States generally accepted accounting principles.

(ii) Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of such criteria.

(iii) Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award granted as Performance-Based Compensation, the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

(iv) Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(v) Sections 6(d)(i) though 6(d)(iv) above are not required for an Award of Options or SARs. However, any of those provisions may be included in an Award of Options or SARs at the discretion of the Administrator.

(vi) Intentionally omitted.

(e) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

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(f) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h) Individual Award Limit. No Grantee may be granted an Award of Options or SARs in any calendar year with respect to more than one hundred million (100,000,000) Shares, or an Award of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, or other Awards that are valued with reference to shares covering more than one hundred million (100,000,000) Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13 below. For this purpose, the repricing of an Option (or in the case of an SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(i) Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

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(k) Transferability of Awards. Unless the Administrator provides otherwise, no award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(m) Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(i) the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii) the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(m) shall be deemed to have been converted into a Non-Qualified Stock Option immediately prior to such surrender.

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(n) Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Award that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Administrator and contained in the Award Agreement evidencing such Award.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

(i) In the case of an Incentive Stock Option:

(1) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of Awards granted as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of other Awards, such price as is determined by the Administrator.

(v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i) cash;

(ii) check;

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(iii) delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law); provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Grantee under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes;

(iv) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(vi) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vii) past or future services actually or to be rendered to the Company or a Related Entity;

(viii) any combination of the foregoing methods of payment; or

(ix) any other method approved by the Administrator.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8. Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

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9. Tax Withholding.

(a) Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b) The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i) paying cash;

(ii) electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv) selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v) retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi) any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

10. Rights As a Stockholder.

(a) Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect to any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto) nor shall cash dividends or dividend equivalents accrue or be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

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(b) Other Awards. In the case of Awards other than Restricted Stock, except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder, nor will dividends or dividend equivalents accrue or be paid, with respect to any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11. Exercise of Award.

(a) Procedure for Exercise.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b) Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c) Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

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(d) Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

12. Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c) Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

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(d) No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13. Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

14. Corporate Transactions.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or at the time of an actual Corporate Transaction, and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

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(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

15. Effective Date and Term of Plan. The Plan shall become effective at such time as it has been (a) approved by the Company’s stockholders and (b) adopted by the Board. Stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated. Any Award granted before stockholder approval is obtained will be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained. Subject to the preceding sentence and the Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

16. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i) increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii) modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii) modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv) extend the expiration date of the Plan; and

(v) except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

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(c) No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan, to the extent available.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20. Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

21. Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

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22. Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

23. Compliance with Section 409A. To the extent that the Administrator determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

24. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

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Appendix B

AMENDMENT TO

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

LANDSTAR, INC.

Pursuant to the provisions of Chapter 78 of the Nevada Revised Statutes (the “Nevada Corporations Act”), the undersigned corporation adopts the following Amendment to Amended and Restated Articles of Incorporation.

1.	NAME OF CORPORATION. The name of the corporation is LandStar, Inc. (the “Corporation”).

2.	AMENDMENTS TO AMENDED AND RESTATED ARTICLES OF INCORPORATION.

a.	The Amended and Restated Articles of Incorporation are amended by the amendment of the article stated in its entirety below and identified or referenced as follows:

“ARTICLE II

The name of this corporation is: Data443 Risk Mitigation, Inc.”

b.	The Amended and Restated Articles of Incorporation are amended by the amendment of the article stated in its entirety below and identified or referenced as follows:

“ARTICLE V

A. The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock”. The total number of shares of Common Stock which this Corporation is authorized to issue is Sixty Million (60,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is Three Hundred Thirty-Seven Thousand Five Hundred (337,500) shares, par value $0.001, with Thirteen Thousand Three Hundred Thirty Three (13,333) of those shares being the previously approved Series A Convertible Preferred Stock, which will remain in full force and effect after the filing of these Amended and Restated Articles of Incorporation.

B. The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a “Preferred Stock Designation”) and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series of Preferred Stock subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional, voting or other rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as otherwise expressly provided in this Article V, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional, voting or other rights and qualifications, limitations and restrictions. Except as otherwise required by law, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

C. The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Amended and Restated Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this Article V shall apply to or have any effect on any transaction with an interested stockholder occurring prior to such amendment or repeal.

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D. As of the close of business on [_____ ___], 2019 (4:01 p.m. Eastern Daylight Time) (the “Reverse Split Date”), each Seven Hundred Fifty (750) shares of common stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this paragraph as the “Old Common Stock”) automatically and without any action on the part of the holder thereof will be reclassified and changed into One (1) share of new common stock, par value $0.001 per share (referred to in this paragraph as the “New Common Stock”), and each Seven Hundred Fifty (750) shares of preferred stock issued and outstanding immediately prior to the Reverse Split Date (referred to in this paragraph as the “Old Preferred Stock”) automatically and without any action on the part of the holder thereof will be reclassified and changed into One (1) share of new preferred stock, par value $0.001 per share (referred to in this paragraph as the “New Preferred Stock”), in each case subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates that immediately prior to the Reverse Split Date represented outstanding shares of Old Common Stock or Old Preferred Stock (the “Old Certificates”) will be entitled to receive, upon surrender of such Old Certificates to the Corporation for cancellation, a certificate or certificates (the “New Certificates”, whether one or more) representing the number of whole shares (rounded up to the nearest whole share) of the New Common Stock or New Preferred Stock, as applicable, into which and for which the shares of the Old Common Stock or New Preferred Stock, as applicable, formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Reverse Split Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock or New Preferred Stock will be issued. In lieu of any such fractional shares of New Common Stock or New Preferred Stock, each shareholder with a fractional share will be entitled to receive, upon surrender of Old Certificates to the Corporation for cancellation, a New Certificate representing the number of shares such shareholder would otherwise be entitled to rounded up to the next whole share. If more than one Old Certificates shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock or New Preferred Stock, as applicable, for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation determines that a holder of Old Certificates has not tendered all his, her or its certificates for exchange, the Corporation shall carry forward any fractional shares until all certificates of that holder have been presented for exchange. The Old Certificates surrendered for exchange shall be properly endorsed and otherwise in proper form for transfer.”

3.	STOCKHOLDER APPROVAL. The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Amended and Restated Articles of Incorporation have voted in favor of the amendment is: [_] votes ([_]%).

4.	EFFECTIVE DATE OF FILING. This Certificate of Amendment to the Amended and Restated Articles of Incorporation shall be effective on the day it is filed with the Secretary of State.

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IN TESTIMONY HEREOF, the undersigned has executed this Certificate of Amendment to the Amended and Restated Articles of Incorporation as of [DATE].

Date: [DATE]

Jason Remillard
President

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